UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

RELAY THERAPEUTICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RELAY THERAPEUTICS, INC.

399 Binney Street, 2nd Floor

Cambridge, MA 02139

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

To be held May 19, 2021

Notice is hereby given that the 2021 Annual Meeting of Stockholders, or Annual Meeting, of Relay Therapeutics, Inc., will be held online on May 19, 2021 at 11:00 a.m. Eastern Time. Due to the public health concerns about the coronavirus, or COVID-19, and to support the health and well-being of our stockholders, employees and communities, the Annual Meeting will be a virtual meeting, which will be conducted via live webcast. You will be able to attend the meeting online, vote electronically and submit questions by registering at www.proxydocs.com/RLAY prior to the deadline of May 17, 2021 at 5:00 p.m. Eastern Time.

The purpose of the Annual Meeting is the following:

1.

To elect two class I directors to our board of directors, to serve until the 2024 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal;

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and
3.	To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Stockholders of record at the close of business on March 22, 2021, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You can find more information on each of the matters to be voted on at the Annual Meeting, including information regarding the nominees for election to our board of directors, in the accompanying proxy statement.  The board of directors recommends a vote “FOR” the election of each of the two nominees for class I directors and “FOR” the ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2021, as disclosed in the accompanying proxy statement.

We are pleased to comply with the rules of the Securities and Exchange Commission that allow companies to distribute their proxy materials over the Internet under the “notice and access” approach.  As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or Notice of Availability, instead of a paper copy of our proxy materials and our Annual Report for the fiscal year ended December 31, 2020, or the 2020 Annual Report.  We plan to mail the Notice of Availability on or about April 7, 2021, and it contains instructions on how to access those documents and to cast your vote over the Internet. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. If you would like to receive a printed copy of our proxy materials, including our proxy statement, our 2020 Annual Report and a form of proxy card, free of charge, please follow the instructions on the Notice of Availability.

In order to attend the Annual Meeting virtually, you must register in advance at www.proxydocs.com/RLAY prior to the deadline of May 17, 2021 at 5:00 p.m. Eastern Time. You will be required to enter the control number provided in the Notice of Availability or the proxy card at www.proxydocs.com/RLAY. Beneficial owners of shares held in street name will need to register as well, and additionally must follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares. Upon completing your registration, you will receive further instructions via email, including your unique link to access the Annual Meeting and to submit questions in advance of the Annual Meeting. Please see the “General Information” section of the proxy statement that accompanies this notice for more details regarding the logistics of the virtual Annual Meeting.  You will not be able to attend the Annual Meeting in person.

Your vote is important. Whether or not you are able to attend the Annual Meeting and vote your shares online during the meeting, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting, by submitting your proxy over the Internet or by telephone as described in the instructions included in the Notice of Availability or by signing, dating and returning the proxy card.

By order of the Board of Directors,

/s/ Sanjiv K. Patel
Sanjiv K. Patel
President and Chief Executive Officer

Cambridge, Massachusetts

April 7, 2021

Table of Contents

Page
PROXY STATEMENT	1
PROPOSAL NO. 1 – ELECTION OF CLASS I DIRECTORS	7
PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS RELAY THERAPEUTICS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021	12
CORPORATE GOVERNANCE	14
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	29
PRINCIPAL STOCKHOLDERS	31
REPORT OF THE AUDIT COMMITTEE	33
HOUSEHOLDING	34
STOCKHOLDER PROPOSALS	34
OTHER MATTERS	34

RELAY THERAPEUTICS, INC.

399 Binney Street, 2nd Floor

Cambridge, MA 02139

PROXY STATEMENT

FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

to be held May 19, 2021

This proxy statement contains information about the 2021 Annual Meeting of Stockholders, or the Annual Meeting, of Relay Therapeutics, Inc., which will be held on May 19, 2021 at 11:00 a.m. Eastern Time. Due to the public health concerns about the coronavirus, or COVID-19, and to support the health and well-being of our stockholders, employees and communities, the Annual Meeting will be a virtual meeting, which will be conducted via live webcast. You will be able to attend the meeting online, vote electronically and submit questions by registering at www.proxydocs.com/RLAY prior to the deadline of May 17, 2021 at 5:00 p.m. Eastern Time. The board of directors of Relay Therapeutics, Inc. is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Relay Therapeutics,” the “Company,” “we,” “us,” and “our” refer to Relay Therapeutics, Inc. The mailing address of our principal executive office is Relay Therapeutics, Inc., 399 Binney Street, 2nd Floor, Cambridge, Massachusetts 02139.

In order to attend the Annual Meeting virtually, you must register in advance at www.proxydocs.com/RLAY prior to the deadline of May 17, 2021 at 5:00 p.m. Eastern Time. You will be required to enter the control number provided in the Notice of Internet Availability of Proxy Materials, or Notice of Availability, or the proxy card at www.proxydocs.com/RLAY and beneficial owners of shares held in street name will need to register as well, and also follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares. Upon completing your registration, you will receive further instructions via email, including your unique link to access the Annual Meeting and to submit questions in advance of the Annual Meeting. Please see the “General Information” section of the proxy statement for more details regarding the logistics of the virtual Annual Meeting.  You will not be able to attend the Annual Meeting in person.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.

We made this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2020 available to stockholders on or about April 7, 2021.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering in July 2020; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.07 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission, or the SEC. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on May 19, 2021:

This proxy statement and our 2020 Annual Report to Stockholders are available for viewing, printing and downloading at www.proxydocs.com/RLAY.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Relay Therapeutics, Inc., 399 Binney Street, 2nd Floor, Cambridge, Massachusetts 02139, Attention:  Corporate Secretary. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are also available on the SEC’s website at www.sec.gov.

RELAY THERAPEUTICS, INC

PROXY STATEMENT

FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about April 7, 2021, we will begin mailing the Notice of Availability. Our proxy materials, including the Notice of the 2021 Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker, bank or other nominee), a voting instruction form, and the 2020 Annual Report to Stockholders, or the 2020 Annual Report, will be mailed or made available to stockholders on the Internet on or about the same date.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, for most stockholders, we are providing access to our proxy materials over the Internet rather than printing and mailing our proxy materials. We believe following this process will expedite the receipt of such materials and will help lower our costs and reduce the environmental impact of our proxy materials. Therefore, the Notice of Availability was mailed to holders of record and beneficial owners of our common stock starting on or about April 7, 2021. The Notice of Availability provides instructions as to how stockholders may access and review our proxy materials, including the Notice of the 2021 Annual Meeting of Stockholders, this proxy statement, the proxy card and our 2020 Annual Report, on the website referred to in the Notice of Availability or, alternatively, how to request that a printed copy of the proxy materials, including a proxy card, be sent to them by mail. The Notice of Availability also provides voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice of Availability and our Notice of the 2021 Annual Meeting of Stockholders, this proxy statement and our 2020 Annual Report are available on our website, no other information contained on either website is incorporated by reference in, or considered to be a part of, this proxy statement.

Who is soliciting my vote?

Our board of directors is soliciting your vote for the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on March 22, 2021.

How many votes can be cast by all stockholders?

There were 90,399,972 shares of our common stock, par value $0.001 per share, outstanding on March 22, 2021, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting of the Stockholders on May 19, 2021, or the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. None of our shares of undesignated preferred stock were outstanding as of March 22, 2021.

How do I vote?

If you are a stockholder of record, there are several ways for you to vote your shares.

•	By Internet. You may vote at www.proxypush.com/RLAY, 24 hours a day, seven days a week, by following the instructions at that site for submitting your proxy electronically. You will be required to enter the control number provided in the Notice of Availability or the proxy card. Votes submitted through the Internet must be received prior to the commencement of the Annual Meeting.
•

By Telephone.  You may vote using a touch-tone telephone by calling (866) 834-5340, 24 hours a day, seven days a week.  You will be required to provide the control number provided in the Notice of Availability or the proxy card.  Votes submitted by telephone must be received prior to the commencement of the Annual Meeting.

•

By Mail.  If you requested and received a printed copy of the proxy materials, you may vote by mail by completing, signing and dating the enclosed proxy card and returning it in the enclosed prepaid envelope. Votes submitted through the mail must be received by May 18, 2021.

•

During the Annual Meeting.  To vote during the live webcast of the Annual Meeting, you must first register in advance at www.proxydocs.com/RLAY prior to the deadline of May 17, 2021 at 5:00 p.m. Eastern Time. You will be required to enter the control number provided in the Notice of Availability or the proxy card. Upon completing your registration, you will receive further instructions via email, including your unique link to access the Annual Meeting. Please follow the instructions found on the Notice of Availability, proxy card and/or voting instruction form and subsequent instructions that will be delivered to you via email. If you vote by proxy prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote.

If the Annual Meeting is adjourned or postponed, the deadlines above may be extended.

If you are a beneficial owner of shares held in “street name” by your broker, bank or other nominee, you should have received a voting instruction form with these proxy materials from your broker, bank or other nominee rather than from us.  The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares will depend on the voting processes of the broker, bank or other nominee that holds your shares.  Therefore, we urge you to carefully review and follow the voting instruction form and any other materials that you receive from that organization.  If you hold your shares of Relay Therapeutics’ common stock in multiple accounts, you should vote your shares as described in each set of proxy materials you receive.

If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this proxy statement, and as the persons named as proxies in the proxy card may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How can I virtually attend the Annual Meeting?

To attend and participate in the Annual Meeting, stockholders will need to access the live webcast of the meeting. To do so, stockholders of record will need to visit www.proxydocs.com/RLAY and enter the control number provided in the Notice of Availability to pre-register for the Annual Meeting prior to the deadline of May 17, 2021 at 5:00 p.m. Eastern Time, and beneficial owners of shares held in street name will need to follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares.

The live webcast of the Annual Meeting will begin promptly at 11:00 a.m. Eastern Time on May 19, 2021. We encourage stockholders to login to this website and access the webcast before the Annual Meeting’s start time by following the instructions in the email received on the morning of the Annual Meeting. You should allow ample time in advance of the meeting.

Additionally, questions regarding how to attend and participate via the Internet can be answered by following the assistance instructions included at www.proxydocs.com/RLAY or by calling the phone number provided in the email received on the morning of the Annual Meeting.

If you wish to submit a question during the Annual Meeting, you may log into, and submit a question on, the virtual meeting platform using the unique link provided to you via email following the completion of your registration at www.proxydocs.com/RLAY and following the instructions there. Our Annual Meeting will be governed by the Annual Meeting’s Rules of Conduct, which will address the ability of stockholders to ask questions during the meeting and rules for how questions will be recognized and addressed. The Annual Meeting’s Rules of Conduct will be posted on www.proxydocs.com/RLAY approximately two weeks prior to the date of the Annual Meeting.

How do I revoke my proxy?

If you are a stockholder of record, you may revoke your proxy by (1) following the instructions on the Notice of Availability and submitting a new vote by Internet, telephone or mail using the procedures described in the “How do I vote?” section above before the applicable deadline, (2) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our corporate secretary. Any written notice of revocation or subsequent proxy card must be received by our corporate secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our corporate secretary or sent to our principal executive offices at Relay Therapeutics, Inc., 399 Binney Street, 2nd Floor, Cambridge, Massachusetts 02139, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our Amended and Restated Bylaws, or bylaws, provide that a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

How is the vote counted?

Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Fourth Amended and Restated Certificate of Incorporation, or certificate of incorporation, or bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.

If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee is required to vote your shares according to your instructions. If you do not give instructions to your broker, bank or other nominee, the broker, bank or other nominee will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposal No. 1 is a “non-discretionary” item. If you do not instruct your broker how to vote with respect to this proposal, your broker, bank or other nominee may not vote for this proposal, and those votes will be counted as broker “non-votes.” Proposal No. 2 is considered to be a discretionary item, and your broker, bank or other nominee will be able to vote on this proposal even if it does not receive instructions from you.

To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes cast and entitled to vote on the proposal, meaning that the director nominees receiving the most votes will be elected. Shares voting “withheld” have no effect on the election of directors.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing the Notice of Availability and our proxy materials and soliciting votes. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise.

How may stockholders submit matters for consideration at an annual meeting?

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2022 must also satisfy the requirements of SEC Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and be received not later than December 8, 2021. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.

How can I know the voting results?

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

PROPOSAL NO. 1 – ELECTION OF CLASS I DIRECTORS

Our board of directors currently consists of eight members. In accordance with the terms of our certificate of incorporation and bylaws, our board of directors is divided into three classes, class I, class II and class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

•	the class I directors are Linda A. Hill, Ph.D. and Sanjiv K. Patel, M.D., and their terms will expire at the Annual Meeting;
•	the class II directors are Alexis Borisy, Mark Murcko, Ph.D. and Laura Shawver, Ph.D., and their terms will expire at the annual meeting of stockholders to be held in 2022; and
•	the class III directors are Douglas S. Ingram, Dipchand Nishar and Jami Rubin, and their terms will expire at the annual meeting of stockholders to be held in 2023.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our certificate of incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Our board of directors has nominated Sanjiv K. Patel, M.D. and Linda A. Hill, Ph.D. for election as the class I directors at the Annual Meeting. Each of the nominees are currently directors, and each has indicated a willingness to continue to serve as a director, if elected.

Our Nominating and Corporate Governance Committee Policies and Procedures for Director Candidates, or the Director Guidelines, provide that the value of diversity should be considered in determining director candidates as well as other factors such as a candidate’s character, judgment, skills, education, expertise and absence of conflicts of interest. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established records of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, and their knowledge of our business and understanding of the competitive landscape in which we operate and adherence to high ethical standards. While our Director Guidelines do not specify assigned weights to particular criteria, our board of directors and nominating and corporate governance committee believe it is essential that members of our board of directors represent diverse viewpoints and that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our board to promote our strategic objectives and fulfill its responsibilities to our stockholders. Diversity includes race, ethnicity, age, and gender and is also broadly construed to take into consideration many other factors, including industry knowledge, operational experience, scientific and academic expertise and personal backgrounds. The composition of our board of directors currently includes five individuals who are diverse under the proposed Nasdaq listing rule regarding board diversity, including three women.  Under the proposed Nasdaq listing rule, currently subject to review and approval by the SEC, directors who self-identify as (i) female, (ii) an underrepresented minority, or (iii) LGBTQ+ are defined as being diverse.

In addition to the information presented below regarding each of the nominees and continuing directors’ specific experience, qualifications, attributes and skills that our board of directors and our nominating and corporate governance committee considered in determining that he or she should serve as a director, we also believe that each of our directors has demonstrated business acumen, integrity and an ability to exercise sound judgment, as well as a commitment of service to the Company and our board of directors.

Nominees for Election as Class I Directors

The following table identifies our director nominees, and sets forth their principal occupation and business experience during the last five years and their ages as of March 22, 2021.

Name	Positions and Offices Held with the Company	Director Since	Age
Sanjiv K. Patel, M.D.	Director, President and Chief Executive Officer	2017	47
Linda A. Hill, Ph.D.	Director	2018	64

Sanjiv K. Patel, M.D. has served as a member of our board of directors and as our President and Chief Executive Officer since March 2017. Before joining Relay Therapeutics, Dr. Patel served in various roles at Allergan, Inc. from 2006 to 2017. He most recently served as Allergan’s Executive Vice President, Chief Strategy Officer from March 2015 to March 2017 and previously as Corporate Vice President, Global Strategic Marketing and Global Health Outcomes from July 2013 to March 2015. Prior to this, he was a management consultant at The Boston Consulting Group and practiced as a surgeon within the UK’s National Health Service. Dr. Patel holds a MBBS from University of London, a M.A. in Medical Sciences from the University of Cambridge, a MRCS from the Royal College of Surgeons of England, and a MBA from INSEAD. We believe Dr. Patel is qualified to serve as a member of our board of directors due to his extensive experience in the life sciences industry as well as an executive at various pharmaceutical companies.

Linda A. Hill, Ph.D. has served as a member of our board of directors since October 2018. Dr. Hill has served as the Wallace Brett Donham Professor of Business Administration at the Harvard Business School since July 1984 and is the author of several leadership books and articles. Her research focuses on building innovative organizations and ecosystems and the role of the board in governing innovation. Dr. Hill is also a Founding Partner of Paradox Strategies, a leadership and advisory firm. In the past five years, Dr. Hill has served as member of the board of directors of the following publicly traded companies, State Street Corp., from 2000 to October 2018, and Eaton Corp plc., from 2012 to April 2017. Dr. Hill is also a member of the board of directors of Brigham and Women’s Hospital, the board of directors of Global Citizens Initiative, Inc. and the Team8 Fintech Strategic Committee. She also serves on the Advisory Board of the Aspen Institute Business and Society Program, the Advisory Board for the California Institute for Telecommunications and Information Technology and the Advisory Board for the Morgan Stanley Institute for Sustainable Investing. Dr. Hill holds a B.A. in psychology from Bryn Mawr College, and a M.A. in educational psychology and a Ph.D. in behavioral sciences from the University of Chicago. We believe Dr. Hill’s experience in leadership and organizational innovation provide her with the qualifications and skills necessary to serve as a member of our board of directors.

Vote Required and Board of Directors’ Recommendation

The nominees for class I director who receive the most votes (also known as a plurality) will be elected. You may vote either FOR all the nominees, FOR any one of the nominees, WITHHOLD your vote from all the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares held by the firm for the election of directors. As a result, any shares not voted by you will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.

The proposal for the election of directors relates solely to the election of class I directors nominated by our board of directors.

The board of directors recommends voting “FOR” the election of Sanjiv K. Patel, M.D. and Linda A. Hill, Ph.D. as the class I directors, to serve for a three-year term ending at the annual meeting of stockholders to be held in 2024.

Directors Continuing in Office

The following table identifies our continuing directors, and sets forth their principal occupation and business experience during the last five years and their ages as of March 22, 2021.

Name	Position and Offices Held with the Company	Director Since	Class and Year in Which Term Will Expire	Age
Alexis Borisy	Director	2015	Class II – 2022	49
Mark Murcko, Ph.D.	Director	2016	Class II – 2022	61
Laura Shawver, Ph.D.	Director	2017	Class II – 2022	63
Douglas S. Ingram	Director	2019	Class III – 2023	58
Dipchand Nishar	Director	2019	Class III – 2023	52
Jami Rubin	Director	2019	Class III - 2023	57

Class II Directors (Term Expires at the 2022 Annual Meeting Of Stockholders)

Alexis Borisy has served as a member of our board of directors since our founding in April 2015. Since June 2019, Mr. Borisy has served as Chief Executive Officer and chairman of EQRx, Inc., a biotechnology company. From 2010 to June 2019, Mr. Borisy was a partner at Third Rock Ventures, a series of venture capital funds investing in life science companies. Mr. Borisy co-founded Blueprint Medicines Corporation, a biopharmaceutical company, and served as its Interim Chief Executive Officer from 2013 to 2014 and has served as a member of its board of directors since 2011. Mr. Borisy co-founded Foundation Medicine, Inc. and served as its Interim Chief Executive Officer from 2009 to 2011 and served as a member of its board of directors from 2009 to July 2018, until its acquisition by Roche. In addition, during the past five years Mr. Borisy has served as a member of the board of directors of various public companies, including Revolution Medicines, Inc., Magenta Therapeutics, Inc. and Editas Medicine, Inc., and private companies, including Celsius Therapeutics, Inc. and Tango Therapeutics, Inc. Mr. Borisy received an A.B. in Chemistry from the University of Chicago and an A.M. in Chemistry and Chemical Biology from Harvard University. We believe Mr. Borisy’s extensive experience as an executive of, and working with and serving on the boards of directors of, multiple biopharmaceutical and life sciences companies, his educational background and his experience working in the venture capital industry provide him with the qualifications and skills necessary to serve as a member of our board of directors.

Mark Murcko, Ph.D. is a co-founder of Relay Therapeutics and has served as a member of our board of directors since July 2016. Dr. Murcko was also our interim Chief Scientific Officer from February 2016 to December 2017. Since July 2012, Dr. Murcko has been a senior lecturer in the Department of Biological Engineering at MIT. Since November 2018, Dr. Murcko has also been the Chief Innovation Officer and a member of the board of directors of Dewpoint Therapeutics, Inc. Until November 2011, Dr. Murcko served as the Chief Technology Officer and chair of the scientific advisory board at Vertex Pharmaceuticals and was responsible for the identification, validation and implementation of disruptive technologies across R&D. Dr. Murcko holds a B.S. in chemistry from Fairfield University and holds a Ph.D. in organic chemistry from Yale University. We believe Dr. Murcko’s significant experience in the healthcare and biotechnology industry qualify him to serve on our board of directors.

Laura Shawver, Ph.D. has served as a member of our board of directors since March 2017. Since April 2020, Dr. Shawver has served as the President and Chief Executive Officer of Silverback Therapeutics, Inc. and a member of its board of directors. Since March 2020, Dr. Shawver has also served as a member of the board of directors of publicly traded biotechnology company Nkarta, Inc. From November 2017 until its acquisition by Sanofi, Inc. in January 2020, Dr. Shawver served as the President and Chief Executive Officer of Synthorx, Inc., a publicly traded biotechnology company, and as a member of its board of directors. Dr. Shawver currently serves on the board of directors of Cleave Therapeutics (formerly Cleave Biosciences) and was previously its Chief Executive Officer from September 2011 through November 2017. Prior to that, she was Entrepreneur in Residence for 5AM Ventures from October 2010 through August 2011. In prior years, Dr. Shawver served as Chief Executive Officer of Phenomix Corporation, from 2002 to 2010, and President of Sugen, Inc. from 2000 through 2002, after holding various positions there since 1992. From June 2012 to February 2014, Dr. Shawver served on the board of directors of Cornerstone Therapeutics, Inc., a publicly traded specialty pharmaceutical company. She is the founder and director of The Clearity Foundation, a non-profit corporation. Dr. Shawver holds a B.S. in microbiology and a Ph.D. in pharmacology from the University of Iowa. Dr. Shawver’s extensive experience leading companies in the pharmaceutical industry qualifies her to serve on our board of directors.

Class III Directors (Term Expires at the 2023 Annual Meeting of Stockholders)

Douglas S. Ingram has served as a member of our board of directors since June 2019. Mr. Ingram has served as President and Chief Executive Officer of Sarepta Therapeutics, Inc., a publicly traded biotechnology company, and a member of its board of directors since June 2017. From December 2015 until November 2016, he served as President and Chief Executive Officer of Chase Pharmaceuticals Corporation and as a member of its board of directors. Prior to joining Chase Pharmaceuticals, Mr. Ingram served as the President of Allergan, Inc. from July 2013 until it was acquired by Actavis in March 2015. At Allergan, he also served as President, Europe, Africa and Middle East from August 2010 to June 2013, and Executive Vice President, Chief Administrative Officer, and Secretary from October 2006 to July 2010. During the past five years, Mr. Ingram has also served as a member of the board of directors of Endo International plc and Emerald Bioscience, Inc. Mr. Ingram holds a B.S. from Arizona State University and a J.D. from the University of Arizona. We believe Mr. Ingram’s extensive experience leading large pharmaceutical companies provides him with the qualifications and skills necessary to serve as a member of our board of directors.

Dipchand (Deep) Nishar has served as a member of our board of directors since June 2019. Since June 2015, Mr. Nishar has worked for SoftBank Investment Advisors and currently serves as Senior Managing Partner. From January 2009 to October 2014, Mr. Nishar served in various roles with LinkedIn Corporation, most recently as Senior Vice President, Products and User Experience. From August 2003 to January 2009, Mr. Nishar served in various roles with Google Inc., most recently as the Senior Director of Products for the Asia-Pacific region. In addition, during the past five years, Mr. Nishar has served as a member of the board of directors of various publicly traded companies, including Guardant Health, Inc., Vir Biotechnology, Inc., TripAdvisor, Inc., and OPower, Inc. Mr. Nishar holds a B. Tech from the Indian Institute of Technology, a MSEE from the University of Illinois, Urbana-Champaign, and an MBA from the Harvard Business School. We believe Mr. Nishar is qualified to serve on our board of directors due to his extensive background in the technology industry and his investment activities in the life science sector.

Jami Rubin has served as a member of our board of directors since October 2019. Ms. Rubin is currently a partner at PJT Partners, a global advisory-focused investment bank since May 2019. Prior to that, Ms. Rubin spent more than 25 years as an equity analyst following the pharmaceutical industry. Most recently, Ms. Rubin was an equity research analyst and then partner at Goldman Sachs managing the global healthcare research team from September 2008 to October 2018. Ms. Rubin holds a B.A. from Vassar College. Ms. Rubin’s extensive financial leadership in the life sciences industry and health care investment banking provide her with the experience and skills necessary to serve on our board of directors.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified in this proxy statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.  There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.

Executive Officers Who Are Not Directors

The following table identifies our executive officers who are not directors, and sets forth their current positions at the Company and their ages as of March 22, 2021. Please refer above to “Proposal 1: Election of Class I Directors” for information about our President and Chief Executive Officer, Sanjiv K. Patel, M.D.

Name	Position Held with the Company	Officer Since	Age
Brian R. Adams	General Counsel	2018	47
Donald Bergstrom, M.D., Ph.D.	Executive Vice President, Head of Research & Development	2018	49
Thomas Catinazzo	Senior Vice President, Finance	2020	44

Brian R. Adams has served as our General Counsel and Secretary since March 2018. Mr. Adams previously served as the Senior Vice President, General Counsel & Secretary at Keryx Biopharmaceuticals, Inc. from March 2014 to March 2018. Before joining Keryx, Mr. Adams served as General Counsel of Algeta ASA from March 2012 to March 2014 prior to its acquisition by Bayer AG. Mr. Adams holds a B.A. from Harvard University and a J.D. from the Catholic University of America’s Columbus School of Law.

Donald Bergstrom, M.D., Ph.D. has served as our Executive Vice President, Head of Research & Development since April 2018. Dr. Bergstrom previously served as Chief Medical Officer of Mersana Therapeutics, Inc., a publicly traded biotechnology company, from January 2014 through March 2018. Before that, Dr. Bergstrom served as Global Head of Translational Medicine at Sanofi Genzyme, Oncology from May 2010 through January 2014. Dr. Bergstrom currently serves as a member of the board of directors of Fusion Pharmaceuticals, Inc. Dr. Bergstrom holds a B.A. in biophysics from The Johns Hopkins University, an M.D. from the University of Washington, Seattle and a Ph.D. from the University of Washington – Fred Hutchinson Cancer Research Center.

Thomas Catinazzo has served as our Senior Vice President, Finance since August 2020 and our Vice President, Finance from April 2018 to August 2020. From June 2013 to April 2018, Mr. Catinazzo held several roles at Foundation Medicine, Inc., a biotechnology company, including as Vice President, Financial Planning & Analysis from January 2017 to April 2018, Senior Director, Financial Planning & Analysis from April 2015 to December 2016, and Director, Financial Planning & Analysis from June 2013 to March 2015. Mr. Catinazzo received his B.S. from Boston College.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified in this proxy statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer.  There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP
AS RELAY THERAPEUTICS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE
FISCAL YEAR ENDING DECEMBER 31, 2021

Relay Therapeutics’ stockholders are being asked to ratify the appointment by the audit committee of the board of directors of Ernst & Young LLP as Relay Therapeutics’ independent registered public accounting firm for the fiscal year ending December 31, 2021. Ernst & Young LLP has served as Relay Therapeutics’ independent registered public accounting firm since 2017.

The audit committee is solely responsible for selecting Relay Therapeutics’ independent registered public accounting firm for the fiscal year ending December 31, 2021. Stockholder approval is not required to appoint Ernst & Young LLP as Relay Therapeutics’ independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Ernst & Young LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Ernst & Young LLP. If the selection of Ernst & Young LLP is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Relay Therapeutics and its stockholders.

A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

We incurred the following fees from Ernst & Young LLP for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2020 and 2019.

Fee Category	Fiscal Year 2020 ($)	Fiscal Year 2019 ($)
Audit fees(1)	1,127,000	202,880
Audit-related fees(2)	—	—
Tax fees(3)	—	—
All other fees(4)	—	—
Total Fees	1,127,000	202,880

____________________

(1)

Audit fees consist of fees for the audit of our annual financial statements, the review of our interim financial statements included in our quarterly reports on Form 10-Q and fees related to our initial public offering in July 2020, including comfort letters and consents.

(2)

Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of audits or reviews of our financial statements and were not reported above under “Audit fees”. There were no audit-related fees in fiscal years 2020 and 2019.

(3)	Tax fees consist of fees for tax compliance, tax advice and tax planning. There were no tax fees in fiscal years 2020 and 2019.
(4)	There were no other fees for fiscal years 2020 and 2019.

Audit Committee Pre-approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During fiscal years 2020 and 2019, no services were provided to us by Ernst & Young LLP other than in accordance with the pre-approval policies and procedures described above.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the votes cast FOR this proposal is required to ratify the appointment of our independent public accountant. Votes that are withheld will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee has authority to vote your unvoted shares held by the firm on this proposal. If your broker, bank or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of Ernst & Young LLP as Relay Therapeutics’ independent registered public accounting firm for the fiscal year ending December 31, 2021.

CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board of directors and as set forth in the Director Guidelines, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee recommended nominee for a position on our board of directors are as follows:

•	Nominees should demonstrate high standards of personal and professional ethics and integrity.
•	Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.
•	Nominees should have skills that are complementary to those of the existing board.
•	Nominees should have the ability to assist and support management and make significant contributions to the Company’s success.
•

Nominees should have an understanding of the fiduciary responsibilities that is required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Relay Therapeutics, Inc., 399 Binney Street, 2nd Floor, Cambridge, Massachusetts 02139, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Director Independence

Applicable Nasdaq Stock Market LLC, or Nasdaq, rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors must consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including:  the source of compensation to the director, including any consulting, advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our board of directors has determined that all members of the board of directors, except Sanjiv K. Patel, M.D. and Mark Murcko, Ph.D., are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers. Dr. Patel is not an independent director under these rules because he is an executive officer of the Company. Dr. Murcko is not an independent director under these rules because he is a founder and had received compensation as our consultant until September 2020.

Board Committees

Our board of directors has established an audit committee, a compensation committee, a nominating and corporate governance committee, and a research and development committee. Each of the audit committee, compensation committee, nominating and corporate governance committee and research and development committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the audit committee, compensation committee, nominating and corporate governance committee and research and development committee is posted on the corporate governance section of our website, https://ir.relaytx.com/governance/documents-charters.

The table below shows current membership for each of the standing committees of our board of directors.

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Research and Development Committee
Jami Rubin*	Douglas S. Ingram*	Linda A. Hill, Ph.D.*	Mark Murcko, Ph.D.*
Alexis Borisy	Linda A. Hill, Ph.D.	Mark Murcko, Ph.D.	Laura Shawver, Ph.D.
Laura Shawver, Ph.D.	Dipchand Nishar	Jami Rubin
Alexis Borisy

* Denotes committee chair.

Audit Committee

Jami Rubin, Alexis Borisy and Laura Shawver, Ph.D. serve on the audit committee, which is chaired by Jami Rubin. Our board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined by the rules of the SEC and Nasdaq, and that each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Jami Rubin as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2020, the audit committee met two times. The audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;
•

reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
•

recommending, based upon the audit committee’s review and discussions with management and our independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
•	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;
•	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and
•	reviewing quarterly earnings releases.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Compensation Committee

Douglas S. Ingram, Linda A. Hill, Ph.D., Dipchand Nishar and Alexis Borisy serve on the compensation committee, which is chaired by Douglas S. Ingram. Our board of directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2020, the compensation committee met five times. The compensation committee’s responsibilities include:

•	annually reviewing and recommending to the board of directors the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;
•

evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and, based on such evaluation, recommending to the board of directors the cash compensation of our Chief Executive Officer;

•	determining and approving the cash compensation of our other executive officers;
•	overseeing and administering our compensation and similar plans;
•

reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters and evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;

•	retaining and approving the compensation of any compensation advisors;
•	reviewing and approving the grant of equity-based awards;
•	reviewing and recommending to the board of directors the compensation of our directors; and
•	preparing the compensation committee report required by SEC rules, if and when required, to be included in our annual proxy statement.

Nominating and Corporate Governance Committee

Linda A. Hill, Ph.D., Mark Murcko, Ph.D. and Jami Rubin serve on the nominating and corporate governance committee, which is chaired by Linda A. Hill, Ph.D. Our board of directors has determined that a majority of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. We currently rely on the Nasdaq transition rules applicable to recently public companies and we plan to have a nominating and corporate governance committee comprised solely of directors that are independent for purpose of serving on a nominating and corporate governance committee within one year after our listing. During the fiscal year ended December 31, 2020, the nominating and corporate governance committee met two times. The nominating and corporate governance committee’s responsibilities include:

•	developing and recommending to the board of directors criteria for board and committee membership;
•	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
•	reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;
•	identifying individuals qualified to become members of the board of directors;
•	recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;
•	reviewing and recommending to the board of directors appropriate corporate governance guidelines;
•	overseeing the evaluation of our board of directors; and
•	reviewing and discussing with the board of directors corporate succession plans for our Chief Executive Officer and other key officers.

The nominating and corporate governance committee considers candidates for board of director membership suggested by its members and our Chief Executive Officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”

Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

Research and Development Committee

Mark Murcko, Ph.D., and Laura Shawver, Ph.D. serve on the research and development committee, which is chaired by Mark Murcko, Ph.D. During the fiscal year ended December 31, 2020, the research and development committee met two times. The research and development committee’s responsibilities include reviewing and assessing personnel for our research and development programs and recommending key discovery and development strategies.

Board and Committee Meetings Attendance

The full board of directors met nine times during 2020. During 2020, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director), and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

Directors are responsible for attending the annual meeting of stockholders to the extent practicable. We did not hold an annual meeting of stockholders during the time we were a public company in 2020.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in

Company securities. Our insider trading policy expressly prohibits derivative transactions of our stock by our executive officers, directors and employees. Our insider trading policy expressly prohibits purchases of any derivative securities that provide the economic equivalent of ownership.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the corporate governance section of our website, which is located at https://ir.relaytx.com/governance/documents-charters. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Board Leadership Structure and Board’s Role in Risk Oversight

Currently, the role of chairperson of the board is separated from the role of chief executive officer, and we plan to keep these roles separate. We believe that separating these positions allows our Chief Executive Officer to focus on our day‑to‑day business, while allowing the chairperson of the board to lead the board of directors in its fundamental role of providing advice to and independent oversight of management. Our board of directors recognizes the time, effort, and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairperson, particularly as the board of directors’ oversight responsibilities continue to grow. While our bylaws and our corporate governance guidelines do not require that our chairperson and chief executive officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property. Management is responsible for the day‑to‑day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairperson of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Communication with the Directors of Relay Therapeutics

Any interested party with concerns about our company may report such concerns to the board of directors or the chairperson of our board of directors and nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

c/o Relay Therapeutics, Inc.

399 Binney Street, 2nd Floor

Cambridge, Massachusetts 02139

United States

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier or other interested party.

A copy of any such written communication may also be forwarded to our legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with our legal counsel, with independent advisors, with non-management directors, or with our management, or may take other action or no action as the director determines in good faith, using reasonable judgment and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. We have also established a toll-free telephone number for the reporting of such activity, which is (855) 662-7233.

Director Compensation

The table below shows all compensation earned by or paid to our non-employee directors during the year ended December 31, 2020. Sanjiv K. Patel, M.D., our Chief Executive Officer, does not receive any compensation for his services as director and, consequently, is not included in this table. The compensation received by Dr. Patel during 2020 is set forth in the section of this Proxy Statement captioned “Executive Compensation—Summary Compensation Table.”

Name	Fees Paid in Cash ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Alexis Borisy(3)	55,625	—	—	55,625
Linda A. Hill, Ph.D.(4)	30,750	—	—	30,750
Douglas S. Ingram(5)	38,750	66,696	—	105,446
Mark Murcko, Ph.D.(6)	31,000	24,390	150,000 (7)	205,390
Dipchand (Deep) Nishar(8)	—	—	—	—
Laura Shawver, Ph.D.(9)	30,625	24,390	—	55,015
Jami Rubin(10)	32,250	—	—	32,250
Christoph Lengauer, Ph.D.(11)	—	—	—	—

____________________

(1)	Amounts represent cash compensation for services rendered during 2020 by each member of the board of directors.
(2)

Amounts shown reflect the grant date fair value of stock option awards granted during 2020. The grant date fair value was computed in accordance with Financial Accounting Standards Board Accounting Standards

Codification Topic 718, or FASB ASC Topic 718, Compensation — Stock Compensation, disregarding the effect of estimated forfeitures related to service-based vesting. These amounts reflect the accounting cost for the stock options and do not correspond to the actual economic value that may be received by the director upon exercise of the stock options or any sale of any of the underlying shares of common stock. See note 10 to the financial statements in our Annual Report on Form 10-K for the year ended December 31, 2020 regarding certain assumptions we made in determining the fair value of option awards.

(3)	As of December 31, 2020, Mr. Borisy held 13,200 unexercised options.
(4)	As of December 31, 2020, Dr. Hill held 27,809 unexercised options.
(5)	As of December 31, 2020, Mr. Ingram held 17,160 unexercised options.
(6)	As of December 31, 2020, Dr. Murcko held 18,480 unexercised options.
(7)

Dr. Murcko received consulting fees of $150,000 for consulting services provided to us in 2020. For more information regarding this consulting arrangement, see “Certain Relationships and Related Party Transactions.”

(8)	As of December 31, 2020, Mr. Nishar held no unexercised options.
(9)	As of December 31, 2020, Dr. Shawver held 8,800 unexercised options.
(10)	As of December 31, 2020, Ms. Rubin held 10,560 unexercised options.
(11)	Dr. Lengauer resigned from our board of directors in July 2020. As of December 31, 2020, Dr. Lengauer did not hold any unexercised options.

Under our non-employee director compensation policy, we pay our non-employee directors a cash retainer for service on the board of directors and for service on each committee on which the director is a member. The chairperson of each committee receives a higher retainer for such service. These fees are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment is prorated for any portion of such quarter that the director is not serving on our board of directors. No additional compensation is paid for attending individual board or committee meetings.

We also reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred by our non-employee directors in connection with attending our meetings of the board of directors and committees thereof.

The fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member are as follows:

	Member Annual Fee ($)	Chairperson Additional Annual Fee ($)
Board of Directors	$40,000	$30,000
Audit Committee	7,500	7,500
Compensation Committee	5,000	5,000
Nominating and Corporate Governance Committee	4,000	4,000
Research and Development Committee	5,000	5,000

The additional annual fee set forth above for chairperson service is in addition to the annual fee that each chairperson receives as a member of the board and the respective committee.

Our non-employee director compensation policy was amended effective as of April 1, 2021 and pursuant to the amended policy, the annual fees payable to each compensation committee member and the chairperson additional fee for this committee were each increased to $7,500 and the annual fees payable to each nominating and corporate governance committee member and the chairperson additional fee for this committee were each increased to $5,000.

In addition, pursuant to the amended policy, each new non-employee director elected to our board of directors will be granted an option to purchase the number of shares of our common stock having a grant date fair value of $977,280 on the date of such director’s election or appointment to the board of directors, which will vest ratably in

36 equal monthly installments following the grant date, subject to the director’s continued service on our board of directors through such vesting date. On the date of each annual meeting of stockholders of our company, each non-employee director will be granted an additional option to purchase the number of shares of our common stock having a grant date fair value of $488,640, which will vest in full upon the earlier to occur of the first anniversary of the date of grant or the date of the next annual meeting of stockholders, subject to the director’s continued service on our board of directors through such vesting date.

This program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

Executive Compensation

Our named executive officers for the year ended December 31, 2020 are as follows:

•	Sanjiv K. Patel, M.D., our President and Chief Executive Officer,
•	Donald Bergstrom, M.D., Ph.D., our Executive Vice President, Head of Research & Development, and
•	Brian R. Adams, our General Counsel.

Summary Compensation Table

The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years indicated.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Sanjiv K. Patel, M.D.	2020	585,000	7,965,341	402,188	—	8,952,529
President and Chief Executive Officer	2019	585,000	2,590,671	353,925	—	3,529,596
Donald Bergstrom M.D., Ph.D.	2020	440,000	1,339,104	220,000	9,816	2,008,920
Executive Vice President, Head of Research & Development	2019	406,850	330,652	179,014	—	916,516
Brian R. Adams	2020	390,000	714,193	170,625	7,428	1,282,246
General Counsel	2019	356,213	165,326	97,958	—	619,497

____________________

(1)

The amounts reported reflect the aggregate grant date fair value of stock options awarded during the applicable year, computed in accordance with the provisions of FASB ASC Topic 718 disregarding the effect of estimated forfeitures related to service-based vesting. These amounts reflect the accounting cost for the stock options and do not correspond to the actual economic value that may be received by the named executive officer upon exercise of the stock options or any sale of any of the underlying shares of common stock. See note 10 to our consolidated financial statements appearing at the end of our Annual Report on Form 10-K for the year ended December 31, 2020 regarding certain assumptions we made in determining the fair value of option awards.

(2)

The amounts reported represent actual bonuses earned for performance during the applicable year by our named executive officers based upon the achievement of our corporate objectives for such year, as described under “Narrative to Summary Compensation Table — Cash bonus.”

(3)	The amounts reported for 2020 reflect matching contributions to our 401(k) plan.

Narrative to Summary Compensation Table

Our board of directors and compensation committee review compensation annually for our executive officers. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our company. We target a general competitive position, based on independent third-party benchmark analytics to inform the mix of compensation of base salary, bonus or long-term incentives.

Our compensation committee is responsible for determining the compensation for all executive officers other than our Chief Executive Officer. Our board of directors, with the recommendation of the compensation committee, is responsible for determining the compensation of our Chief Executive Officer. Our compensation committee typically reviews and discusses management’s proposed compensation with the Chief Executive Officer for all executive officers other than the Chief Executive Officer. Based on those discussions and its discretion, taking into account the factors noted above, the compensation committee then sets the compensation for each executive officer other than the Chief Executive Officer and recommends the compensation for the Chief Executive Officer to our board of directors for approval. Our board of directors discusses the compensation committee’s recommendation and ultimately approves the compensation of our Chief Executive Officer without members of management present.

In 2020, the compensation committee retained the services of Radford, an AON Hewitt Company, as its external compensation consultant and the board of directors and the compensation committee considered Radford’s input on certain compensation matters as they deemed appropriate. Our compensation committee requires that its compensation consultants be independent of management and performs an annual assessment of the compensation consultants’ independence to determine whether the consultants are independent. Our compensation committee has determined that Radford is independent and that its work has not raised any conflict of interests.

Annual base salary

Each named executive officer’s base salary is a fixed component of annual compensation for performing specific duties and functions, and has been established by our compensation committee or board of directors, as applicable, taking into account each individual’s role, responsibilities, skills, and experience. Base salaries for our named executive officers are reviewed annually by our compensation committee or board of directors, as applicable, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience.

For the year ended December 31, 2020, the annual base salaries for each of Dr. Patel, Dr. Bergstrom, and Mr. Adams were $585,000, $440,000 and $390,000, respectively.

Cash bonus

Our named executive officers, as well as other executive officers, are eligible to participate in our Senior Executive Cash Incentive Bonus Plan, or the Bonus Plan, which is an annual bonus program intended to reward our named executive officers for meeting objective or subjective performance goals for a fiscal year. The Bonus Plan provides for cash payments based upon the attainment of performance targets established by the compensation committee, which may relate to financial and operational measures or objectives, as well as individual performance objectives. Each executive officer who is selected to participate in the Bonus Plan will have a target bonus opportunity set for each performance period.

With respect to performance in 2020, the target bonus opportunity as a percentage of base salary for each of Dr. Patel, Dr. Bergstrom, and Mr. Adams was 55%, 40% and 35%, respectively. Our board of directors evaluated the Company’s performance against the corporate objectives for each year and determined that, based on the level of achievement in 2020, each of our named executive officers earned cash bonuses in the amounts as set forth above in the “Summary Compensation Table.”

Long‑term equity incentives

Our equity grant program is intended to align the interests of our named executive officers with those of our stockholders and to motivate them to make important contributions to our performance.  During the fiscal year ended December 31, 2020, we granted stock options to each of our named executive officers, as shown in more detail in the “Outstanding Equity Awards at 2020 Fiscal Year End Table” below.

401(k) Savings Plan

We maintain a tax‑qualified 401(k) retirement plan for eligible employees in the United States, including our named executive officers. Plan participants are able to defer eligible compensation subject to applicable annual Internal Revenue Code, or the Code, limits.  Effective February 2020, we provide an employer-matching contribution of up to 3.5% of eligible compensation that a participant elects to defer, which is 100% vested when contributed. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan.

Health and Welfare Benefits

All of our full-time employees, including our named executive officers, are eligible to participate in certain medical, disability and life insurance benefit programs offered by us. We pay the premiums for term life insurance and long-term disability for all of our employees. We also provide all employees with a flexible spending account plan and paid time off benefits including vacation, sick time and holidays. We do not sponsor any qualified or non-qualified defined benefit plans for any of our employees.

Rule 10b5-1 Sales Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from the director or officer. The director or officer may terminate the plan in some circumstances. Our directors and executive officers may also buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material, nonpublic information.

Outstanding Equity Awards at 2020 Fiscal Year End Table

The following table presents information regarding all outstanding stock options and stock awards held by each of our named executive officers on December 31, 2020. All equity awards in the table below were granted under our 2016 Stock Option and Grant Plan.

			Option Awards				Stock Awards
Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)(1)
Sanjiv K. Patel, M.D.	3/16/2017(2)	3/16/2017	—	—	—	—	68,865	2,862,029
	3/23/2018(3)	3/23/2018	172,175	—	4.12	3/22/2028	—	—
	4/23/2019(4)	4/23/2019	249,936	482,668	5.04	4/22/2029	—	—
	3/2/2020(4)	6/23/2020	23,556	164,895	5.22	3/1/2030	—	—
	3/2/2020(4)	12/11/2020	—	565,353	5.22	3/1/2030	—	—
Donald Bergstrom, M.D., Ph.D.	4/10/2018(5)	4/2/2018	295,698	—	4.12	4/9/2028	—	—
	4/23/2019(4)	4/23/2019	36,962	61,604	5.04	4/22/2029	—	—
	3/2/2020(4)	6/23/2020	3,960	27,722	5.22	3/1/2030	—	—
	3/2/2020(4)	12/11/2020	—	95,045	5.22	3/1/2030	—	—
Brian R. Adams	3/23/2018(5)	3/19/2018	171,786	—	4.12	3/22/2028	—	—
	4/23/2019(4)	4/23/2019	18,481	30,802	5.04	4/22/2029	—	—
	3/2/2020(4)	6/23/2020	2,112	14,785	5.22	3/1/2030	—	—
	3/2/2020(4)	12/11/2020	—	50,691	5.22	3/1/2030	—	—

____________________

(1)	The market price of our common stock is based on the closing price of our common stock on the Nasdaq Global Market on December 31, 2020, which was $41.56.
(2)

Represents an award of restricted shares, subject to repurchase by us at the original purchase price, for which repurchase right lapses as the shares vest as follows: 25% of the restricted shares vest on the first anniversary of the vesting commencement date and the remaining 75% vest in 16 equal quarterly installments thereafter, generally subject to the executive’s continued employment through each applicable vesting date. Pursuant to Dr. Patel’s employment agreement with us, in the event such award is not assumed or continued in connection with a change in control of the Company, 100% of the then-unvested shares shall accelerate in full.

(3)

Represents a stock option award that is subject to an early exercise provision and is immediately exercisable for restricted shares. Restricted shares acquired upon the early exercise of options are subject to repurchase by us at the original exercise price, which repurchase right lapses as the option vests as follows: in 16 equal quarterly installments following the vesting commencement date, generally subject to Dr. Patel’s continued employment through each applicable vesting date.

(4)

Represents stock option awards that vest in 16 equal quarterly installments following the vesting commencement date, generally subject to the executive officer’s continued employment through each applicable vesting date.

(5)

Represents stock options awards that are subject to an early exercise provision and are immediately exercisable for restricted shares. Restricted shares acquired upon the early exercise of options are subject to repurchase by us at the original exercise price, which repurchase right lapses as the option vests as follows: 25% of the shares underlying the option vest on the one-year anniversary of the vesting commencement date and the remaining 75% vest in 16 equal quarterly installments thereafter, subject to the executive officer’s continued employment through each applicable vesting date.

Employment Arrangements with Our Named Executive Officers

We have entered into employment agreements with each of our named executive officers. Each of our named executive officers is employed “at will”. Each of our named executive officers is also subject to a non-competition, non-solicitation, confidentiality, and assignment agreement, which provides for a perpetual post-termination confidentiality covenant as well as non-competition and non-solicitation of customers, employees and consultants covenants that apply during employment and for one year following termination, subject to the type of termination in the case of the non-competition provision.

Sanjiv. K. Patel

On March 25, 2020, we entered into an employment agreement with Dr. Patel, who currently serves as our President and Chief Executive Officer, pursuant to which Dr. Patel is entitled to receive an annual base salary of $585,000 which is subject to increase, and an annual target bonus equal to 55% of Dr. Patel’s annual base salary.  Dr. Patel is also eligible to participate in our benefit plans generally, subject to the terms of those plans. Dr. Patel’s employment agreement provides that, while public, the Company will cause Dr. Patel to be nominated for election to our board of directors and to be recommended to our stockholders for election to our board of directors. Dr. Patel is also entitled to reimbursement for all reasonable business expenses incurred during the term of his employment, in accordance with the policies and procedures then in effect. Dr. Patel’s severance and change in control entitlements are described below under “Severance and Change in Control.”

Donald Bergstrom

On April 7, 2020, we entered into an employment agreement with Dr. Bergstrom, who currently serves as our Executive Vice President, Head of Research & Development, pursuant to which Dr. Bergstrom is entitled to receive an annual base salary of $440,000 which is subject to increase, and an annual target bonus equal to 40% of Dr. Bergstrom’s annual base salary. Dr. Bergstrom is also eligible to participate in our benefit plans generally, subject to the terms of those plans. Dr. Bergstrom is also entitled to reimbursement for all reasonable business expenses incurred during the term of his employment, in accordance with the policies and procedures then in effect. Dr. Bergstrom’s severance and change in control entitlements are described below under “Severance and Change in Control.”

Brian R. Adams

On March 25, 2020, we entered into an employment agreement with Mr. Adams, who currently serves as our General Counsel, pursuant to which Mr. Adams is entitled to receive an annual base salary of $390,000 which is subject to increase, and an annual target bonus equal to 35% of Mr. Adams’ annual base salary. Mr. Adams is also eligible to participate in our benefit plans generally, subject to the terms of those plans. Mr. Adams is also entitled to reimbursement for all reasonable business expenses incurred during the term of his employment, in accordance with the policies and procedures then in effect. Mr. Adams’ severance and change in control entitlements are described below under “Severance and Change in Control.”

Severance and Change in Control

Pursuant to the employment agreements described above, each of our named executive officers is subject to severance and change in control provisions. Each employment agreement provides that upon (i) a termination of the executive’s employment by us for any reason other than for “cause” (as defined in the respective employment agreement), death or disability or (ii) a resignation for “good reason” (as defined in the respective employment agreement), in each case outside of the change in control period (i.e., in the case of Dr. Patel, the period beginning 60 days prior to and ending 18 months after, a change in control of the Company (as defined in the respective employment agreement), and in the case of Dr. Bergstrom and Mr. Adams, the period beginning in anticipation of, and ending 12 months after, a change in control of the Company), such executive will be entitled to receive, subject to the execution and delivery of an effective separation agreement and release, which shall include a release of claims in favor of the Company, (A) in the case of Dr. Patel, an amount equal to the sum of 18 months of Dr. Patel’s then current base salary, and in the case of Dr. Bergstrom and Mr. Adams, an amount equal to the sum of 12 months of each of their respective base salaries, (B) an amount equal to the executive’s target bonus opportunity for the then-current year, which amount shall be prorated in the case of Dr. Bergstrom and Mr. Adams, in the case of each of (A) and (B) payable in substantially equal installments over 12 months following the date of termination of employment, (C) the employer portion of the premiums for health insurance benefits continuation under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or COBRA, for up to 18 months in the case of Dr. Patel and for up to 12 months in the case of Dr. Bergstrom and Mr. Adams, (D) for Dr. Patel, accelerated vesting of all stock options subject to time-based vesting and any other stock-based awards subject to time-based vesting that would have otherwise vested in the 12-month period following such termination of employment, with such accelerated vesting to be effective as of the later (y) of the date of termination of employment and (z) the effective date of the separation agreement and release, such acceleration to include pro rata vesting of that portion of the vesting quarter ending after expiration of the applicable 12-month period, based on number of days falling within the applicable 12-month period during such quarter divided by 91, and (E) for Dr. Patel, reimbursement for the reasonable cost of outplacement services during the 12-month period immediately following such termination of employment.

Each employment agreement also provides that upon (i) a termination of the executive’s employment by us other than for cause, death or disability or (ii) a resignation for good reason, in each case, within the change in control period described above, the executive will be entitled to receive, subject to the execution and delivery of an effective separation agreement and release, which shall include a release of claims in favor of the Company, (A) a lump sum payment equal to 1.5x, in the case of Dr. Patel, or 1x, in the case of Dr. Bergstrom and Mr. Adams, the sum of such executive’s then current base salary and target bonus opportunity for the then-current year, in the case of each of (A) and (B), payable or commencing payment within 60 days following the date of termination of employment, (B) the employer portion of the premiums for health insurance benefits continuation under COBRA for up to 18 months for Dr. Patel and for up to 12 months for each of Dr. Bergstrom and Mr. Adams, (C) accelerated vesting of all stock options subject to time-based vesting and any other stock-based awards subject to time-based vesting, as of the later of (y) the date of termination of employment and (z) the effective date of the separation agreement and release, and (D) for Dr. Patel, reimbursement for the reasonable cost of outplacement services during the 12-month period immediately following such termination of employment.

The payments and benefits provided under the applicable employment agreement in connection with a change in control may not be eligible for a federal income tax deduction by us pursuant to Section 280G of the Code, and may also subject the applicable named executive officer to an excise tax under Section 4999 of the Code. If the payments or benefits payable in connection with a change in control would be subject to the excise tax imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to the executive officer.

Compensation Risk Assessment

We believe that although a portion of the compensation provided to our named executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. Our compensation programs are designed to encourage our named executive officers and other employees to remain focused on both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

Equity Compensation Plan Information

The following table provides information as of December 31, 2020 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities in first column)
Equity compensation plans approved by security holders(1)(2)	7,697,058	$6.99	9,119,304
Equity compensation plans not approved by security holders	—	—	—
Total	7,697,058	$6.99	9,119,304

____________________

(1)	Includes the following plans: our 2016 Stock Option and Grant Plan, our 2020 Stock Option and Incentive Plan and our 2020 Employee Stock Purchase Plan.
(2)

As of December 31, 2020, a total of 8,026,772 shares of our common stock have been reserved for issuance pursuant to the 2020 Stock Option and Incentive Plan, which number excludes the 4,495,341 shares that were added to the plan as a result of the automatic annual increase on January 1, 2021. The 2020 Stock Option and Incentive Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2021, by 5% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by the compensation committee. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. The shares of common stock underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of stock, expire or are otherwise terminated, other than by exercise, under the 2020 Stock Option and Incentive Plan and the 2016 Stock Option and Grant Plan will be added back to the shares of common stock available for issuance under the 2020 Stock Option and Incentive Plan. The Company no longer makes grants under the 2016 Stock Option and Grant Plan. As of December 31, 2020, a total of 1,092,532 shares of our common stock have been reserved for issuance pursuant to the 2020 Employee Stock Purchase Plan, which number excludes the 899,068 shares that were added to the plan as a result of the automatic annual increase on January 1, 2021. The 2020 Employee Stock Purchase Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2021, by the lesser of (i) 2,185,064 shares of our common stock, (ii) 1% of the outstanding number of shares of our common stock on the immediately preceding December 31 or (iii) such lesser number of shares as determined by the compensation committee. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Transactions

Other than the compensation agreements and other arrangements described under “Executive Compensation” and “Director Compensation” in this proxy statement and the transactions described below, since January 1, 2019, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total assets amounts at December 31, 2019 and 2020) and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

Participation in our IPO

Certain of our directors and executive officers purchased shares of our common stock in our initial public offering in July 2020, or IPO, at the initial public offering price. The following table sets forth the number of shares of our common stock purchased by our directors and executive officers and the aggregate purchase price paid for such shares.

Stockholder	Shares of Common Stock	Aggregate Purchase Price ($)
Sanjiv K. Patel, M.D.(1)	25,000	$500,000
Brian R. Adams, J.D.(2)	10,000	$200,000
Mark Murcko, Ph.D.(3)	25,000	$500,000
Douglas S. Ingram(4)	25,000	$500,000
Jami Rubin(5)	25,000	$500,000

____________________

(1)	Sanjiv K. Patel, M.D. is our President and Chief Executive Officer.
(2)	Brian R. Adams, J.D. is our General Counsel.
(3)	Mark Murcko, Ph.D. is a member of our board of directors.
(4)	Douglas S. Ingram is a member of our board of directors.
(5)	Jami Rubin is a member of our board of directors.

Agreements with Our Stockholders

In connection with our preferred stock financings prior to our IPO, we entered into an investors’ rights agreement and stockholders agreement, in each case, with the purchasers of our preferred stock and certain holders of our common stock.  All of the material provisions of these agreements terminated immediately prior to the completion of our IPO, other than the provisions relating to registration rights, which continued in effect following the completion of our IPO and entitle the holders of such rights to demand that we file a registration statement, subject to certain limitations, and to request that their shares be covered by a registration statement that we are otherwise filing.

Management and Consulting Services

During the year ended December 31, 2019, we received consulting, advisory and related services from Third Rock Ventures, or TRV, in the amount of $200,000. We did not receive any such services from TRV in 2020. TRV is a management company that provides services to us and TRV III was the beneficial owner of more than 5% of our voting securities as of December 31, 2020. Alexis Borisy was previously a partner at TRV during the time in which we received services from TRV and Mr. Borisy is currently a member of our board of directors. The consulting fees were paid to TRV in amounts mutually agreed upon in advance by us and TRV in consideration of certain strategic and ordinary course business operations and such services were provided to us on an as-needed basis, from time to time and at our request, by individuals related to TRV. Such fees were payable pursuant to invoices submitted to us by TRV from time to time. None of these consulting fees were paid directly to Mr. Borisy. The consulting fees paid to TRV did not exceed 5% of the consolidated gross revenue of TRV in fiscal year 2019.

In January 2018, we entered into a consulting agreement with Mark Murcko, Ph.D., under which we would provide payment to Dr. Murcko in exchange for certain consulting, advisory and related services. During the year ended December 31, 2018, we received consulting, advisory and related services from Dr. Murcko in the amount of $100,000. In June 2019, the consulting agreement with Dr. Murcko was amended and assigned to Disruptive Biomedical, LLC, an entity wholly owned by Dr. Murcko, and the agreement was terminated on September 30, 2020. During the years ended December 31, 2019 and 2020, we received consulting, advisory and related services in the amount of $200,000 and $150,000, respectively, from Disruptive Biomedical, LLC. Dr. Murcko is a member of our board of directors. These consulting fees were paid to Dr. Murcko and Disruptive Biomedical, LLC in amounts mutually agreed upon in advance by us and Dr. Murcko and Disruptive Biomedical, LLC in consideration of certain strategic and ordinary course business operations and such services were provided to us by Dr. Murcko on an as-needed basis from time to time and at our request, with Dr. Murcko devoting at least one working day per week to such services. Such fees were payable in equal quarterly installments.

Indemnification Agreements

We have entered into agreements to indemnify our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our Company or that person’s status as a member of our board of directors to the maximum extent allowed under Delaware law.

Related Person Transaction Policy

Our board of directors adopted a written related person transaction policy providing that transactions with our directors, executive officers and holders of five percent or more of our voting securities and their affiliates, each a related person, must be approved by the audit committee. This policy became effective on July 15, 2020 in connection with our IPO. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons and in which a related person has or will have a direct or indirect material interest.

Pursuant to this policy, the material facts as to the related person’s relationship or interest in the transaction are disclosed to our audit committee prior to their consideration of such transaction. The audit committee will consider, among other factors that it deems appropriate, whether the transaction is on terms no less favorable to us than terms generally available in a transaction with an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

PRINCIPAL STOCKHOLDERS

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of March 15, 2021 by:

•	each of our directors;
•	each of our named executive officers;
•	all of our directors and executive officers as a group; and
•	each person, or group of affiliated persons, who is known by us to beneficially own greater-than-5.0% of our common stock.

The column entitled “Shares Beneficially Owned” is based on a total of 90,315,879 shares of our common stock outstanding as of March 15, 2021.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of March 15, 2021 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Relay Therapeutics, Inc., 399 Binney Street, 2nd Floor, Cambridge, MA 02139.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Greater-than-five percent stockholders:
SVF Pauling (Cayman) Limited(1)	27,904,963	30.92%
FMR LLC(2)	4,762,238	5.27%
Named executive officers and directors:
Sanjiv K. Patel, M.D.(3)	2,183,336	2.40%
Donald Bergstrom, M.D., Ph.D.(4)	455,427	*
Brian R. Adams(5)	202,763	*
Alexis Borisy(6)	252,655	*
Linda A. Hill, Ph.D.(7)	35,201	*
Douglas S. Ingram(8)	49,113	*
Mark Murcko, Ph.D.(9)	1,043,072	1.15%
Dipchand (Deep) Nishar	—	—
Jami Rubin(10)	40,840	*
Laura Shawver, Ph.D.(11)	62,659	*
All executive officers and directors as a group (11 persons)(12)	4,488,710	4.88%

____________________

*	Represents beneficial ownership of less than one percent.
(1)

Information herein is based on the Schedule 13G filed with the SEC on February 16, 2021 by SVF Pauling (Cayman) Limited. Consists of 27,904,963 shares of common stock held by SVF Pauling (Cayman) Limited, a wholly owned subsidiary of SoftBank Vision Fund (AIV M2) L.P., or SVF. SVF GP (Jersey) Limited, or SVF GP, is the general partner of SVF. SB Investment Advisers (UK) Limited, or SBIA UK, has been appointed as alternative investment fund manager, or AIFM, and is exclusively responsible for managing SVF in accordance with the Alternative Investment Fund Managers Directive and is authorized and regulated by the UK Financial

Conduct Authority accordingly. As AIFM of SVF, SBIA UK is exclusively responsible for making all decisions related to the acquisition, structuring, financing, voting and disposal of SVF’s investments. SVF GP and SBIA UK are both wholly owned by SoftBank Group Corp. Mr. Nishar, a member of our board of directors, is a Senior Managing Partner at SB Investment Advisers (U.S.) Inc., an affiliate of SBIA UK, but does not have voting or investment power over the shares held by SVF. The address of SVF is 251 Little Falls Drive, Wilmington, Delaware 19808.

(2)

Information herein is based on the Schedule 13G filed with the SEC on February 8, 2021 by FMR LLC. FIAM LLC, Fidelity Institutional Asset Management Trust Company, Fidelity Management & Research Company LLC and Strategic Advisers LLC, or FMR Co. LLC, beneficially own shares reported in this filing. FMR Co. LLC beneficially owns five percent or greater of the outstanding shares reported in this filing. Abigail P. Johnson is a Director, the Chairman, and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act, or the Fidelity Funds, advised by FMR Co. LLC, a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. FMR Co. LLC carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. This information reflects the securities beneficially owned, or that may be deemed to be beneficially owned, by FMR LLC, certain of its subsidiaries and affiliates, and other companies, collectively referred to as the FMR Reporters. This information does not reflect securities, if any, beneficially owned by certain other companies whose beneficial ownership of securities is disaggregated from that of the FMR Reporters in accordance with Securities and Exchange Commission Release No. 34-39538 (January 12, 1998). The address of the entities and individuals listed above is 245 Summer Street, Boston, Massachusetts 02210.

(3)

Consists of (i) 253,082 shares of common stock held by Dr. Patel, (ii) 674,548 shares of common stock held by The Patel Family Irrevocable Trust of 2019, (iii) 432,801 shares of common stock held by The SSP Irrevocable Trust of 2020 and (iv) 822,905 shares subject to options held by Dr. Patel that are vested and exercisable within 60 days of March 15, 2021.

(4)	Consists of (i) 98,566 shares of common stock held by Dr. Bergstrom and (ii) 356,861 shares subject to options held by Dr. Bergstrom that are vested and exercisable within 60 days of March 15, 2021.
(5)	Consists of (i) 10,000 shares of common stock held by Mr. Adams and (ii) 192,763 shares subject to options held by Mr. Adams that are vested and exercisable within 60 days of March 15, 2021.
(6)	Consists of (i) 234,175 shares of common stock held by Mr. Borisy and (ii) 18,480 shares subject to options held by Mr. Borisy that are vested and exercisable within 60 days of March 15, 2021.
(7)	Consists of 35,201 shares subject to options held by Dr. Hill that are vested and exercisable within 60 days of March 15, 2021.
(8)	Consists of (i) 25,000 shares of common stock held by Mr. Ingram and (ii) 24,113 shares subject to options held by Mr. Ingram that are vested and exercisable within 60 days of March 15, 2021.
(9)	Consists of (i) 1,021,952 shares of common stock held by Dr. Murcko and (ii) 21,120 shares subject to options held by Dr. Murcko that are vested and exercisable within 60 days of March 15, 2021.
(10)	Consists of (i) 25,000 shares of common stock held by Ms. Rubin and (ii) 15,840 shares subject to options held by Ms. Rubin that are vested and exercisable within 60 days of March 15, 2021.
(11)	Consists of (i) 52,099 shares of common stock held by Dr. Shawver and (ii) 10,560 shares subject to options held by Dr. Shawver that are vested and exercisable within 60 days of March 15, 2021.
(12)

See notes 3 through 11 above; also includes 163,644 shares subject to options held by Thomas Catinazzo, who is our principal financial and accounting officer, but not named executive officer, that are vested and exercisable within 60 days of March 15, 2021.

REPORT OF THE AUDIT COMMITTEE

The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Relay Therapeutics’ financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of Relay Therapeutics’ independent registered public accounting firm, (3) the performance of Relay Therapeutics’ internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.

Management is responsible for the preparation of Relay Therapeutics’ financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Relay Therapeutics’ financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB, and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of Relay Therapeutics for the fiscal year ended December 31, 2020. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of Relay Therapeutics be included in Relay Therapeutics’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF
DIRECTORS OF RELAY THERAPEUTICS, INC.

Jami Rubin, Chairperson
Alexis Borisy
Laura Shawver, Ph.D.

April 7, 2021

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Relay Therapeutics, Inc., 399 Binney Street, 2nd Floor, Cambridge, Massachusetts 02139, Attention: Corporate Secretary, telephone: 617-370-8837. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2022 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 8, 2021. However, if the date of the 2022 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2022 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Relay Therapeutics, Inc., 399 Binney Street, 2nd Floor, Cambridge, Massachusetts 02139, Attention: Corporate Secretary.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2022 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than January 19, 2022 and no later than February 18, 2022. Stockholder proposals and the required notice should be addressed to Relay Therapeutics, Inc., 399 Binney Street, 2nd Floor, Cambridge, Massachusetts 02139, Attention: Corporate Secretary.

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

LOGO RELAY® THERAPEUTICS P.O. BOX 8016, CARY, NC 27512-9903 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/RLAY • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE Call 1-866-834-5340 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided Relay Therapeutics, Inc. Annual Meeting of Stockholders For Stockholders as of March 22, 2021 TIME: Wednesday, May 19, 2021 11:00 AM, Eastern Time PLACE: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/RLAY for more details. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Sanjiv K. Patel and Brian R. Adams, and each or any of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of Relay Therapeutics, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN PROPOSAL 1 AND FOR PROPOSAL 2. THE NAMED PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. Please vote, date and sign this Proxy on the other side and return it in the enclosed envelope.

Relay Therapeutics, Inc. Annual Meeting of Stockholders Please make your marks like this: X Use dark black pencil or pen only The Board of Directors recommends a vote FOR all director nominees listed in proposal 1, and FOR proposal 2. PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1: To elect two class I directors to our board of directors, to serve until the 2024 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal. 1.01 Sanjiv K. Patel, M.D. 1.02 Linda A. Hill, Ph.D. FOR WITHHOLD FOR FOR FOR 2: To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. FOR AGAINST ABSTAIN To transact any other business that may properly come before the meeting or any adjournment of the meeting. To attend the virtual meeting and vote online during the annual meeting, you must register in advance at www.proxydocs.com/RLAY prior to May 17, 2021 at 5:00 pm Eastern Time. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy. Signature (and Title if applicable) Date Signature (if held jointly) Date